                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 12, 1999


I. RECONCILIATION OF COLLECTION ACCOUNT:

     End of Period Collection Account Balance as of Prior Payment Date:                                                   733,038.40
     Available Funds:
          Contract Payments due and received in this period                                                             3,944,480.75
          Contract Payments due in prior period(s) and received in this period                                            294,983.93
          Contract Payments received in this period for next period                                                       173,258.43
          Sales, Use and Property Tax payments received                                                                   161,565.93
          Prepayment Amounts related to early termination in this period                                                3,123,048.62
          Servicer Advance                                                                                                588,440.45
          Proceeds received from recoveries on previously Defaulted Contracts                                                   0.00
          Transfer from Reserve Account                                                                                     9,130.79
          Interest earned on Collection Account                                                                            13,037.59
          Interest earned on Affiliated Account                                                                             8,429.36
          Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                           0.00
          Amounts paid per Contribution and Servicing Agreement Section 7.01 (Substituted contract < Predecessor
            contract)                                                                                                           0.00
          Amounts paid under insurance policies                                                                                 0.00
          Maintenance, Late Charges and any other amounts                                                                       0.00

                                                                                                                       -------------
     Total Available Funds                                                                                              9,049,414.25
     Less: Amounts to be Retained in Collection Account                                                                   673,322.61
                                                                                                                       -------------
     AMOUNT TO BE DISTRIBUTED                                                                                           8,376,091.64
                                                                                                                       =============




     DISTRIBUTION OF FUNDS:
          1. To Trustee -  Fees                                                                                                 0.00
          2. To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                                   294,983.93
          3. To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)
               a) Class A1 Principal and Interest                                                                               0.00
               a) Class A2 Principal (distributed after A1 Note matures) and Interest                                   6,633,209.20
               a) Class A3 Principal (distributed after A1 and A2 Notes mature) and Interest                              182,832.00
               b) Class B Principal and Interest                                                                          156,555.09
               c) Class C Principal and Interest                                                                          177,572.46
               d) Class D Principal and Interest                                                                          180,925.33
               e) Class E Principal and Interest                                                                          187,598.21

          4. To Reserve Account for Requirement per Indenture Agreement Section 3.08                                            0.00
          5. To Issuer - Residual  Principal and Interest and Reserve Account Distribution
               a) Residual Interest (Provided no Restricting or Amortization Event in effect)                              43,457.35
               b) Residual Principal (Provided no Restricting or Amortization Event in effect)                            261,055.68
               c) Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)                    9,130.79
          6. To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts                   183,032.88
          7. To Servicer, Servicing Fee and other Servicing Compensations                                                  65,738.72
                                                                                                                       -------------
     TOTAL FUNDS DISTRIBUTED                                                                                            8,376,091.64
                                                                                                                       =============

                                                                                                                       -------------
     End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds (if any)            673,322.61
                                                                                                                       =============

II. RESERVE ACCOUNT

Beginning Balance                                                                                                      $2,182,541.24
      - Add Investment Earnings                                                                                             9,130.79
      - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                          0.00
      - Less Distribution to Certificate Account                                                                            9,130.79
                                                                                                                       -------------
End of period balance                                                                                                  $2,182,541.24
                                                                                                                       =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances                                              $2,182,541.24
                                                                                                                       =============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 12, 1999


III.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                          Pool A                                                119,241,824.26
                          Pool B                                                 34,148,174.88
                                                                                --------------
                                                                                                                  153,389,999.14

Class A Overdue Interest, if any                                                          0.00
Class A Monthly Interest - Pool A                                                   563,397.60
Class A Monthly Interest - Pool B                                                   161,344.39


Class A Overdue Principal, if any                                                         0.00
Class A Monthly Principal - Pool A                                                4,343,865.37
Class A Monthly Principal - Pool B                                                1,747,433.84

                                                                                --------------
                                                                                                                    6,091,299.21
Ending Principal Balance of the Class A Notes
                          Pool A                                                114,897,958.89
                          Pool B                                                 32,400,741.04
                                                                                --------------                    --------------
                                                                                                                  147,298,699.93
                                                                                                                  ==============

------------------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                      Principal Paid Per $1,000                               Ending Principal
Original Face $190,972,000                    Original Face $190,972,000                              Balance Factor
 $   3.795017                                  $         31.896295                                            77.131045%
------------------------------------------------------------------------------------------------------------------------



IV. CLASS A NOTE PRINCIPAL BALANCE


Beginning Principal Balance of the Class A Notes
                          Class A1                                        0.00
                          Class A2                              115,299,999.14
                          Class A3                               38,090,000.00
                                                                --------------
                                                                                       153,389,999.14
Class A Monthly Interest
                          Class A1 (Actual Number Days/360)               0.00
                          Class A2                                  541,909.99
                          Class A3                                  182,832.00

Class A Monthly Principal
                          Class A1                                        0.00
                          Class A2                                6,091,299.21
                          Class A3                                        0.00
                                                                --------------
                                                                                         6,091,299.21
Ending Principal Balance of the Class A2 Notes
                          Class A1                                        0.00
                          Class A2                              109,208,699.93
                          Class A3                               38,090,000.00
                                                                --------------         --------------
                                                                                       147,298,699.93
                                                                                       ==============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 12, 1999


V. CLASS B NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class B Notes
                                          Pool A                  2,725,472.46
                                          Pool B                    780,510.37
                                                                  ------------
                                                                                    3,505,982.83

           Class B Overdue Interest, if any                               0.00
           Class B Monthly Interest - Pool A                         13,468.38
           Class B Monthly Interest - Pool B                          3,857.02
           Class B Overdue Principal, if any                              0.00
           Class B Monthly Principal - Pool A                        99,288.35
           Class B Monthly Principal - Pool B                        39,941.34
                                                                  ------------
                                                                                      139,229.69
           Ending Principal Balance of the Class B Notes
                                          Pool A                  2,626,184.11
                                          Pool B                    740,569.03
                                                                  ------------      ------------
                                                                                    3,366,753.14
                                                                                    ============

           ----------------------------------------------------------------------------------------------------------
           Interest Paid Per $1,000                 Principal Paid Per $1,000                        Ending Principal
           Original Face $4,365,000                 Original Face $4,365,000                         Balance Factor
            $     3.969164                           $       31.896836                                   77.130656%
           ----------------------------------------------------------------------------------------------------------


VI. CLASS C NOTE PRINCIPAL BALANCE
           Beginning Principal Balance of the Class C Notes
                                          Pool A                  3,066,400.59
                                          Pool B                    878,160.10
                                                                  ------------
                                                                                    3,944,560.69

           Class C Overdue Interest, if any                               0.00
           Class C Monthly Interest - Pool A                         16,277.48
           Class C Monthly Interest - Pool B                          4,661.57
           Class C Overdue Principal, if any                              0.00
           Class C Monthly Principal - Pool A                       111,699.40
           Class C Monthly Principal - Pool B                        44,934.01
                                                                  ------------
                                                                                      156,633.41
           Ending Principal Balance of the Class C Notes
                                          Pool A                  2,954,701.19
                                          Pool B                    833,226.09
                                                                  ------------      -------------
                                                                                    3,787,927.28
                                                                                    =============

           ----------------------------------------------------------------------------------------------------------
           Interest Paid Per $1,000                 Principal Paid Per $1,000                        Ending Principal
           Original Face $4,910,955                 Original Face $4,910,955                         Balance Factor
            $     4.263743                           $       31.894695                                   77.132193%
           ----------------------------------------------------------------------------------------------------------

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 12, 1999


VII. CLASS D NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class D Notes
                                          Pool A                   3,066,400.59
                                          Pool B                     878,160.10
                                                                   -------------
                                                                                        3,944,560.69

           Class D Overdue Interest, if any                                0.00
           Class D Monthly Interest - Pool A                          18,883.92
           Class D Monthly Interest - Pool B                           5,408.00
           Class D Overdue Principal, if any                               0.00
           Class D Monthly Principal - Pool A                        111,699.40
           Class D Monthly Principal - Pool B                         44,934.01
                                                                   -------------
                                                                                          156,633.41
           Ending Principal Balance of the Class D Notes
                                          Pool A                   2,954,701.19
                                          Pool B                     833,226.09
                                                                   -------------        ------------
                                                                                        3,787,927.28
                                                                                        ============

           ----------------------------------------------------------------------------------------------------------
           Interest Paid Per $1,000                 Principal Paid Per $1,000                        Ending Principal
           Original Face $4,910,955                 Original Face $4,910,955                         Balance Factor
            $     4.946476                           $       31.894695                                    77.132193%
           ----------------------------------------------------------------------------------------------------------


VIII. CLASS E NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class E Notes
                                          Pool A                    3,066,400.59
                                          Pool B                      878,160.10
                                                                    ------------
                                                                                        3,944,560.69

           Class E Overdue Interest, if any                                 0.00
           Class E Monthly Interest - Pool A                           24,071.24
           Class E Monthly Interest - Pool B                            6,893.56
           Class E Overdue Principal, if any                                0.00
           Class E Monthly Principal - Pool A                         111,699.40
           Class E Monthly Principal - Pool B                          44,934.01
                                                                    ------------
                                                                                          156,633.41
           Ending Principal Balance of the Class E Notes
                                          Pool A                    2,954,701.19
                                          Pool B                      833,226.09
                                                                    ------------        ------------
                                                                                        3,787,927.28
                                                                                        ============

           ----------------------------------------------------------------------------------------------------------
           Interest Paid Per $1,000                 Principal Paid Per $1,000                        Ending Principal
           Original Face $4,910,955                 Original Face $4,910,955                         Balance Factor
            $     6.305250                           $       31.894695                                   77.132193%
           ----------------------------------------------------------------------------------------------------------

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 12, 1999


IX. ISSUERS RESIDUAL PRINCIPAL BALANCE

           Beginning Residual Principal Balance
                                          Pool A                                5,110,174.76
                                          Pool B                                1,463,426.61
                                                                                ------------
                                                                                                                6,573,601.37

           Residual Interest - Pool A                                              34,094.27
           Residual Interest - Pool B                                               9,363.08
           Residual Principal - Pool A                                            186,165.66
           Residual Principal - Pool B                                             74,890.02
                                                                                ------------
                                                                                                                  261,055.68
           Ending Residual Principal Balance
                                          Pool A                                4,924,009.10
                                          Pool B                                1,388,536.59
                                                                                ------------                    ------------
                                                                                                                6,312,545.69
                                                                                                                ============


X.   PAYMENT TO SERVICER

            - Collection period Servicer Fee                                                                       65,738.72
            - Servicer Advances reimbursement                                                                     294,983.93
            - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                     183,032.88
                                                                                                                ------------
           Total amounts due to Servicer                                                                          543,755.53
                                                                                                                ============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 12, 1999



XI. AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
      Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
         beginning of the related Collection Period                                                                   136,276,673.27

      Aggregate Discounted Contract Balance of Additional Contracts acquired during
         Collection Period                                                                                                      0.00

      Decline in Aggregate Discounted Contract Balance                                                                  4,964,417.57

      Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
         ending of the related Collection Period                                                                      --------------
                                                                                                                      131,312,255.70
                                                                                                                      ==============


      Components of Decline in Aggregate Discounted Contract Balance:
          - Principal portion of Contract Payments  and Servicer Advances                            2,326,311.06

          - Principal portion of Prepayment Amounts                                                  2,638,106.51

          - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02                0.00

          - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                 Contracts during the Collection Period                                                      0.00

          - Aggregate Discounted Contract Balance of Substitute Contracts added during
                 Collection Period                                                                           0.00

          - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                 during Collection Period                                                                    0.00

                                                                                                     ------------
                                          Total Decline in Aggregate Discounted Contract Balance     4,964,417.57
                                                                                                     ============


POOL B
      Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
         beginning of the related Collection Period                                                                    39,026,592.03

      Aggregate Discounted Contract Balance of Additional Contracts acquired during
         Collection Period                                                                                                      0.00

      Decline in Aggregate Discounted Contract Balance                                                                  1,997,067.24

      Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
         ending of the related Collection Period                                                                      --------------
                                                                                                                       37,029,524.79
                                                                                                                      ==============

      Components of Decline in Aggregate Discounted Contract Balance:
          - Principal portion of Contract Payments  and Servicer Advances                            1,508,352.89

          - Principal portion of Prepayment Amounts                                                    488,714.35

          - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02                0.00

          - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                 Contracts during the Collection Period                                                      0.00

          - Aggregate Discounted Contract Balance of Substitute Contracts added during
                 Collection Period                                                                           0.00

          - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                 during Collection Period                                                                    0.00

                                                                                                     ------------
                                          Total Decline in Aggregate Discounted Contract Balance     1,997,067.24
                                                                                                     ============

                                                                                                                      --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                     168,341,780.49
                                                                                                                      ==============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 12, 1999


XIII. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

   POOL A                                                                                                            Predecessor
                                                                                  Discounted          Predecessor    Discounted
   Lease #   Lessee Name                                                          Present Value       Lease #        Present Value
   -----------------------                                                        -------------       -----------    ---------------
             NONE











                                                                                   -------------                     ---------------
                                                                       Totals:           $0.00                                 $0.00

              a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                               $          0.00
              b) ADCB OF POOL A AT CLOSING DATE                                                                      $161,410,790.25
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                 0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                          $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                           $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
    & Servicing Agreement Section 7.02                                                                    $0.00


CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
        YES                        NO   X
        ------------               ---------


   POOL B                                                                                                              Predecessor
                                                                                  Discounted          Predecessor      Discounted
   Lease #   Lessee Name                                                          Present Value       Lease #          Present Value
   -----------------------                                                        -------------       -----------    ---------------
             NONE









                                                                                   -------------                     ---------------
                                                                       Totals:           $0.00                                 $0.00


              a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                $         0.00
              b) ADCB OF POOL B AT CLOSING DATE                                                                       $56,843,333.29
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING
                 AGENCY APPROVES)                                                                                              0.00%
            * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS),
              THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS
              BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                      $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                       $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
    & Servicing Agreement Section 7.02                                                                $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
          YES                        NO   X
          ------------               ---------

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 12, 1999


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

    POOL A - NON-PERFORMING                                                                                          Predecessor
                                                                                  Discounted          Predecessor    Discounted
    Lease #  Lessee Name                                                          Present Value       Lease #        Present Value
   -----------------------                                                        -------------       -----------    --------------
             NONE









                                                                                   -------------                     ---------------
                                                                       Totals:           $0.00                                 $0.00


              a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                                   0.00
              b) ADCB OF POOL A AT CLOSING DATE                                                                      $161,410,790.25
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                 0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                      $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                       $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
    & Servicing Agreement Section 7.02                                                                $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD

          YES                        NO   X
          ------------               ---------



   POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS
                                                                                                                     Predecessor
                                                                                  Discounted          Predecessor    Discounted
    Lease #  Lessee Name                                                          Present Value       Lease #        Present Value
   -----------------------                                                        -------------       -----------    --------------
             NONE









                                                                                   -------------                     ---------------
                                                                       Totals:           $0.00                                 $0.00

   a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                       $         0.00
   b) ADCB OF POOL B AT CLOSING DATE                                                                                  $56,843,333.29
   c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                            0.00%

            * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS),
              THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS
              BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                      $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                       $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
    & Servicing Agreement Section 7.02                                                                $0.00


CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
         YES                        NO   X
         ------------               ---------

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 12, 1999



XV. POOL PERFORMANCE MEASUREMENTS


1.      AGGREGATE DISCOUNTED CONTRACT BALANCE

        CONTRACTS DELINQUENT > 90 DAYS                                 TOTAL OUTSTANDING CONTRACTS
        This Month                           4,176,934.44              This Month                               168,341,780.49
        1 Month Prior                        4,594,677.25              1 Month Prior                            175,303,265.30
        2 Months Prior                       6,779,696.29              2 Months Prior                           181,581,554.34

        Total                               15,551,307.98              Total                                    525,226,600.13

        a) 3 MONTH AVERAGE                   5,183,769.33              b) 3 MONTH AVERAGE                       175,075,533.38

        c) a/b                                       2.96%


2.      Does a Delinquency Condition Exist (1c > 6% )?
                                                                                                       Yes            No    X
                                                                                                          ---------     ---------

3.      Restricting Event Check

        A. A Delinquency Condition exists for current period?                                          Yes            No    X
                                                                                                          ---------     ---------
        B. An Indenture Event of Default has occurred and is then continuing?                          Yes            No    X
                                                                                                          ---------     ---------

4.      Has a Servicer Event of Default occurred?                                                      Yes            No    X
                                                                                                          ---------     ---------


5.      Amortization Event Check

        A. Is 1c  > 8% ?                                                                               Yes            No    X
                                                                                                          ---------     ---------
        B. Bankruptcy, insolvency, reorganization; default/violation of any covenant or obligation
           not remedied within 90 days?                                                                Yes            No    X
                                                                                                          ---------     ---------
        C. As of any Determination date, the sum of all defaulted contracts since the Closing date
           exceeds 6% of the ADCB on the Closing Date?                                                 Yes            No    X
                                                                                                          ---------     ---------




6.      Aggregate Discounted Contract Balance at Closing Date         Balance   $218,254,123.54
                                                                                ---------------


        DELINQUENT LEASE SUMMARY

                   Days Past Due                          Current Pool Balance               # Leases
                   -------------                          --------------------               --------
                         31 - 60                                  2,926,560.93                    176
                         61 - 90                                    528,853.09                     59
                        91 - 180                                  4,176,934.44                     86



        Approved By:
        Lisa J. Cruikshank
        Vice President